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                                                                   Exhibit 23(a)



                      Consent of Independent Accountants


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated September 6, 1995, appearing on page F-9 of Campbell Soup Company's Annual Report on Form 10-K for the year ended July 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
Philadelphia, PA  19103
September 5, 1996